FINANCIAL LIABILITIES (Details) - USD ($) $ in Millions	Jun. 30, 2023	Dec. 31, 2022
Current:
Foreign currency forward contracts	$ 71	$ 72
Total current financial liabilities	71	72
Interest rate swaps	36	0
Total non-current financial liabilities	$ 36	$ 0